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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 15, 2001

                           AGILENT TECHNOLOGIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      001-15405                77-0518772
          --------                      ---------                ----------
       (State or other          (Commission File Number)       (IRS Employer
jurisdiction of incorporation                                Identification No.)
       or organization)

                 395 Page Mill Road, Palo Alto, California 94306
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (650) 752-5000



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              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 5. Other Events.

On November 15, 2001, Agilent Technologies, Inc. (the "Company") announced its results for the three and twelve months ended October 31, 2001. A copy of the financial statements as reported by the Company is attached as Exhibit 99.1. At that time, the Company also announced an offering of convertible securities. In light of this, we have updated our risk factors, as reflected on Exhibit 99.2.

Item 7. Financial Statements and Exhibits

(a)  Exhibits


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Exhibit No.           Description
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99.1                  Financial Statements, dated November 15, 2001,
                      announcing results for the three and twelve months ended October 31, 2001.
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99.2                  Risk Factors
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AGILENT TECHNOLOGIES, INC.



                                         By:       /s/ Marie Oh Huber
                                             -----------------------------------
                                             Name:  Marie Oh Huber
                                             Title: Vice President, Assistant
                                                    Secretary and Assistant
                                                    General Counsel

Date:  November 15, 2001

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                                  EXHIBIT INDEX

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Exhibit No.           Description
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99.1                  Financial Statements, dated November 15, 2001,
                      announcing results for the three and twelve months ended October 31, 2001.
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99.2                  Risk Factors
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